SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 26, 1995
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                     WASHINGTON TRUST BANCORP, INC.
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         (Exact name of registrant as specified in its charter)



       RHODE ISLAND                 0-13091              05-0404671
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(State or other jurisdiction of    (Commission      (I.R.S. Employer
 incorporation or organization)    File Number)    identification No.)



23 BROAD STREET, WESTERLY, RHODE ISLAND                     02891
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:   (401) 348-1200
                                                      ----------------


                                  N/A
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Former name, former address and former fiscal year, if changed since last report









                           Page 1 of 3 Pages
WASHINGTON TRUST BANCORP, INC.
FORM 8-K



Item 5.  Other Events
         ------------
         John C. Warren has been appointed as President and Chief Operating Officer of the Registrant (the "Corporation") and its subsidiary, The Washington Trust Company (the "Bank"), such appointment to be effective on January 16, 1996. Mr. Warren will also become a member of the Board of Directors of the Bank on such date. Joseph
         J. Kirby, the current President of the Corporation and the Bank, has been appointed as Chairman of the Board of those corporations and will serve as their Chief Executive Officer following Mr. Warren's appointment. The appointment of Mr. Warren is part of the Bank's succession plan. Mr. Kirby, who has served as the President of the Corporation and the Bank since 1982, is scheduled to retire in 1997.

         Mr. Warren was most recently President, Chief Executive Officer and Chairman of Sterling Bancshares Corporation in Waltham, Massachusetts. Mr. Warren served as President of Sterling Bancshares from 1989 until 1994 and as its Chief Executive Officer from 1990 until 1994; in 1993 he was also named its Chairman.
         From 1988 until 1989, Mr. Warren was Executive Vice President and Chief Operating Officer of Sterling Bancshares. From 1976 until 1988, Mr. Warren held various positions at Shawmut National Corporation, including Senior Vice President - Capital Markets. From 1974 until 1976, Mr. Warren worked in the Institutional Sales Division of Blyth Eastman Dillon Capital Markets. Previous to that position, he was with Shawmut National Corporation in the Capital Markets department and from 1967 until 1971 he served in the United States Army as a Linguist. Mr. Warren graduated from Yale University in 1967 and from the Harvard Business School's Program for Management Development in 1987. He is a lifelong resident of Massachusetts.


Item 7.  Financial Statements and Other Exhibits
         ---------------------------------------
         None



                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       -2-
WASHINGTON TRUST BANCORP, INC.
FORM 8-K



                                       WASHINGTON TRUST BANCORP, INC.
                                       -----------------------------
                                       (Registrant)

January 4, 1996                    By: David V. Devault
                                       --------------------------
                                       David V. Devault
                                       Vice President and
                                       Chief Financial Officer
                                       (principal financial officer)






































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